EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William T. Monahan, Robert L. Edwards and John L. Sullivan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 1998 Annual Report on Form 10-K of Imation Corp., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

         NAME                         TITLE                                DATE
         ----                         -----                                ----
/s/ William T. Monahan
------------------------   Chairman, President, Chief
William T. Monahan         Executive Officer and Director              March 25, 1999


/s/ Robert L. Edwards
------------------------   Sr. Vice President, Chief Financial
Robert L. Edwards          Officer and Chief Administrative Officer    March 25, 1999


/s/ Paul R. Zeller
-----------------------
Paul R. Zeller             Corporate Controller                        March 25, 1999


/s/ Richard E. Belluzzo
-----------------------
Richard E. Belluzzo        Director                                    March 18, 1999


/s/ Lawrence E. Eaton
-----------------------
Lawrence E. Eaton          Director                                    March 18, 1999


/s/ Michael S. Fields
-----------------------
Michael S. Fields          Director                                    March 18, 1999


/s/ William W. George
-----------------------
William W. George          Director                                    March 18, 1999


/s/ Linda W. Hart
-----------------------
Linda W. Hart              Director                                    March 18, 1999


/s/ Ronald T. LeMay
-----------------------
Ronald T. LeMay            Director                                    March 25, 1999


/s/ Marvin L. Mann
-----------------------
Marvin L. Mann             Director                                    March 25, 1999


/s/ Daryl J. White
-----------------------
Daryl J. White             Director                                    March 18, 1999